American High-Income Trust® Summary prospectus December 1, 2013

Class A	B	C	F-1	F-2	529-A	529-B	529-C
AHITX	AHTBX	AHTCX	AHTFX	AHIFX	CITAX	CITBX	CITCX

529-E	529-F-1	R-1	R-2	R-3	R-4	R-5	R-6
CITEX	CITFX	RITAX	RITBX	RITCX	RITEX	RITFX	RITGX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at americanfunds.com/ prospectus. You can also get this information at no cost by calling (800) 421-4225 or by sending an e-mail request to prospectus@americanfunds.com. The current prospectus and statement of additional information, dated December 1, 2013, are incorporated by reference into this summary prospectus.

Investment objectives

The fund’s primary investment objective is to provide you with a high level of current income. Its secondary investment objective is capital appreciation.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 28 of the prospectus and on page 62 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share classes
	A and 529-A	B and 529-B	C and 529-C	529-E	F-1, F-2 and 529-F-1	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.75%	none	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	5.00%	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none
Maximum annual account fee (529 share classes only)	$10	$10	$10	$10	$10	N/A

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	B	C	F-1	F-2	529-A	529-B	529-C
Management fees	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%
Distribution and/or service (12b-1) fees	0.23	1.00	1.00	0.25	none	0.21	0.99	0.99
Other expenses	0.15	0.15	0.20	0.20	0.18	0.27	0.29	0.28
Total annual fund operating expenses	0.66	1.43	1.48	0.73	0.46	0.76	1.56	1.55

	529-E	529-F-1	R-1	R-2	R-3	R-4	R-5	R-6
Management fees	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%
Distribution and/or service (12b-1) fees	0.50	0.00	1.00	0.74	0.50	0.25	none	none
Other expenses	0.21	0.26	0.19	0.49[2]	0.23	0.17	0.12	0.07
Total annual fund operating expenses	0.99	0.54	1.47	1.51	1.01	0.70	0.40	0.35
[1]	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.
[2]	Estimated based on current fees.

American High-Income Trust / Summary prospectus 1

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$440	$578	$ 729	$1,167
B	646	852	982	1,503
C	251	468	808	1,768
F-1	75	233	406	906
F-2	47	148	258	579
529-A	470	648	840	1,387
529-B	678	931	1,107	1,742
529-C	277	528	902	1,945
529-E	121	354	605	1,316
529-F-1	75	213	361	783
R-1	150	465	803	1,757
R-2	154	477	824	1,802
R-3	103	322	558	1,236
R-4	72	224	390	871
R-5	41	128	224	505
R-6	36	113	197	443

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$146	$452	$782	$1,503
C	151	468	808	1,768
529-B	178	531	907	1,742
529-C	177	528	902	1,945

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 61% of the average value of its portfolio.

American High-Income Trust / Summary prospectus 2

Principal investment strategies

The fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations or unrated but determined by the fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The fund may also invest a portion of its assets in securities of issuers domiciled outside the United States.

The fund is designed for investors seeking a high level of current income and who are able to tolerate greater credit risk and price fluctuations than those that exist in funds investing in higher quality debt securities.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security

American High-Income Trust / Summary prospectus 3

will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American High-Income Trust / Summary prospectus4

Investment results

The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper High Yield Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to the fund’s objective and/or strategies. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

American High-Income Trust / Summary prospectus 5

Average annual total returns For the periods ended December 31, 2012 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A − Before taxes	2/19/1988	10.18%	6.82%	8.79%	8.47%
− After taxes on distributions		7.48	3.83	5.88	N/A
− After taxes on distributions and sale of fund shares		6.55	3.96	5.81	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
B	3/15/2000	8.67%	6.53%	8.54%	6.65%
C	3/15/2001	12.62	6.78	8.32	6.88
F-1	3/15/2001	14.49	7.60	9.15	7.56
F-2	8/4/2008	14.77	N/A	N/A	9.64
529-A	2/19/2002	10.09	6.75	8.72	7.88
529-B	2/25/2002	8.52	6.41	8.40	7.72
529-C	2/19/2002	12.53	6.71	8.23	7.38
529-E	3/15/2002	14.15	7.27	8.80	7.76
529-F-1	9/16/2002	14.67	7.79	9.27	9.77
R-1	7/11/2002	13.61	6.75	8.28	8.69
R-2	6/18/2002	13.57	6.77	8.32	7.98
R-3	6/21/2002	14.14	7.27	8.78	8.59
R-4	7/19/2002	14.49	7.59	9.14	9.56
R-5	5/15/2002	14.83	7.92	9.47	8.63
R-6	5/1/2009	14.88	N/A	N/A	17.36

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
Barclays U.S. Corporate High Yield 2% Issuer Capped Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	15.78%	10.45%	10.60%	N/A
Lipper High Yield Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	15.44	7.73	8.90	7.23%
Class A annualized 30-day yield at September 30, 2013: 5.04% (For current yield information, please call American FundsLine® at (800) 325-3590.)

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

American High-Income Trust / Summary prospectus 6

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
David C. Barclay President	24 years	Senior Vice President – Capital Fixed Income Investors, Capital Research and Management Company
David A. Daigle Senior Vice President	10 years	Senior Vice President – Capital Fixed Income Investors, Capital Research Company
Marcus B. Linden Vice President	9 years	Senior Vice President – Capital Fixed Income Investors, Capital Research Company
Abner D. Goldstine	16 years	Senior Vice President – Capital Fixed Income Investors, Capital Research and Management Company

Purchase and sale of fund shares

The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

MFGEIPX-021-1213P Litho in USA CGD/ALD/8001	Investment Company File No. 811-05364

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE SUMMARY PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	COURTNEY R. TAYLOR
COURTNEY R. TAYLOR
SECRETARY